September 22, 2021

BNY MELLON RESEARCH GROWTH FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by members of the equity research team at Newton Investment Management North America, LLC (Newton), an affiliate of BNYM Investment Adviser. The team members primarily responsible for managing the fund are Leigh N. Todd, CFA, Erik A. Swords, Monty A. Kori, Matthew T. Jenkin and Karen Behr. Ms. Todd has been the lead portfolio manager of the fund since March 2019. She is a portfolio manager at Newton. Messrs. Swords, Kori and Jenkin have been primary portfolio managers of the fund since July 2019, and each is a research analyst at Newton. Ms. Behr has been a primary portfolio manager of the fund since September 2021, and is a portfolio manager at Newton.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by members of the equity research team at Newton. The team members primarily responsible for managing the fund are Leigh N. Todd, CFA, Erik A. Swords, Monty A. Kori, Matthew T. Jenkin and Karen Behr. Ms. Todd has been the lead portfolio manager of the fund since March 2019. Messrs. Swords, Kori and Jenkin have been primary portfolio managers of the fund since July 2019, and Ms. Behr has been a primary portfolio manager of the fund since September 2021. Ms. Todd is a portfolio manager at Newton. She has been employed by Newton or a predecessor company of Newton since 2001. Mr. Swords is a research analyst at Newton. He has been employed by Newton or a predecessor company of Newton since 2005. Mr. Kori is a research analyst at Newton. He has been employed by Newton or a predecessor company of Newton since 2017. Prior to joining a predecessor company of Newton, Mr. Kori was a sector portfolio manager at Fidelity Management & Research Company. Mr. Jenkin is a research analyst at Newton. He has been employed by Newton or a predecessor company of Newton since 2015. Ms. Behr is a portfolio manager at Newton. She has been employed by Newton or a predecessor company of Newton since 2008.

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